Exhibit 24.1

                                POWER OF ATTORNEY
          Teledyne Technologies Incorporated 2002 Stock Incentive Plan
                         Form S-8 Registration Statement

         The undersigned directors and officers of Teledyne Technologies Incorporated, a Delaware corporation ("TDY"), do hereby constitute and appoint John T. Kuelbs and Melanie S. Cibik, or either of them, our true and lawful attorneys and agents, to execute, file and deliver a Registration Statement on Form S-8 (or other appropriate form) with respect to the Teledyne Technologies Incorporated 2002 Stock Incentive Plan ("Form S-8"), which registers up to 2,400,000 shares of TDY's Common Stock, par value $0.01 per share, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable TDY to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Form S-8 (including without limitation executing, filing and delivering any amendments to the Form S-8 ), and the undersigned do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         Witness the due execution hereof as of April 24, 2002.

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



    /s/ Robert Mehrabian                    Chairman, President and Chief Executive Officer
------------------------------------        (Principal Executive Officer) and Director
Robert Mehrabian

    /s/ Robert J. Naglieri                  Senior Vice President and Chief Financial
------------------------------------        Officer (Principal Financial Officer)
Robert J. Naglieri

    /s/ Dale A. Schnittjer                  Vice President and Controller (Principal Accounting
------------------------------------        Officer)
Dale A. Schnittjer

    /s/ Robert P. Bozzone                   Director
------------------------------------
Robert P. Bozzone

    /s/ Frank V. Cahouet                    Director
------------------------------------
Frank V. Cahouet

    /s/ Diane C. Creel                      Director
------------------------------------
Diane C. Creel

    /s/ Charles Crocker                     Director
------------------------------------
Charles Crocker




    /s/ Paul D. Miller                      Director
------------------------------------
Paul D. Miller

    /s/ Charles J. Queenan, Jr.             Director
------------------------------------
Charles J. Queenan, Jr.

    /s/ Michael T. Smith                    Director
------------------------------------
Michael T. Smith

